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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-62102, Form S-8 File No. 33-62104, Form S-8 File No. 33-79426 and Form S-3 File No. 33-73758.

Orange County, California
December 30, 1996

                                                        ARTHUR ANDERSEN LLP


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